FORM OF
                                 PROMISSORY NOTE

$196,747.31                                                  Teaneck, New Jersey
                                                                January __, 2001

     FOR VALUE RECEIVED, the undersigned, PWR Systems, Inc., a Delaware corporation ("Maker"), does hereby promise to pay to the order of_______________ ___________________ ("Payee"), with an address at _____________________________, or at such other place as the Payee or any holder hereof may from time to time designate, the principal sum of One Hundred Ninety-six Thousand Seven Hundred Forty-seven Dollars and Thirty-one Cents ($196,747.31) in lawful money of the United States and immediately available funds, together with interest accruing from the date hereof on the unpaid balance of said principal amount from time to time outstanding at the rate of 6.30%, in twelve equal installments of principal plus interest of $16,950.53 on the 27th day of the twelve consecutive months beginning January 27, 2001 with the final installment on December 27, 2001. Interest shall be calculated on the basis of the actual number of days elapsed in a 360 day year of twelve 30-day months. This Note is made pursuant to Section 4.1.2 of a certain Agreement and Plan of Merger (the "Merger Agreement") dated as of February 28, 2000, as amended as of the date hereof, among Maker, Payee and others.

1.   Events of Default
     -----------------

     Upon the occurrence of any of the following events (each, an "Event of Default" and collectively, the "Events of Default"):

          (a) failure by Maker to pay the principal or interest of the Note or any installment thereof within ten business days after such payment is due, whether on the date fixed for payment or by acceleration or otherwise; or

          (b) a final judgment for the payment of money in excess of $75,000 shall be rendered against Maker, and such judgment shall remain undischarged for a period of sixty days from the date of entry thereof unless within such sixty day period such judgment shall be stayed, and appeal taken therefrom and the execution thereon stayed during such appeal; or

          (c) if Maker shall default in respect of any evidence of indebtedness or under any agreement under which any notes or other evidence of indebtedness of Maker are issued, if the effect thereof is to cause, or permit the holder or holders thereof to cause, such obligation or obligations in an amount in excess of $75,000 in the aggregate to become due prior to its or their stated maturity or to permit the acceleration thereof; or

          (d) if Maker or any other authorized person or entity shall take any action to effect a dissolution, liquidation or winding up of Maker; or

          (e) if Maker shall make a general assignment for the benefit of creditors or consent to the appointment of a receiver, liquidator, custodian, or similar official of all or

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substantially  all of its  properties,  or any such  official  is placed in control of such properties, or Maker admits in writing its inability to pay its debts as they mature, or Maker shall commence any action or proceeding or take advantage of or file under any federal or state insolvency statute, including, without limitation, the United States Bankruptcy Code or any political subdivision thereof, seeking to have an order for relief entered with respect to it or seeking adjudication as a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution, administration, a voluntary arrangement, or other relief with respect to it or its debts; or

          (f) there shall be commenced against Maker any action or proceeding of the nature referred to in paragraph (e) above or seeking issuance of a warrant of attachment, execution, distraint, or similar process against all or any substantial part of the property of Maker, which results in the entry of an order for relief which remains undismissed, undischarged or unbonded for a period of sixty (60) days;

          (g) any default under any of (i) the Guaranty of this Note of even date between Vizacom Inc., a Delaware corporation ("VIZ"), and Payee; (ii) the Promissory Note (the "PN2") of even date by Maker made to the other Seller Stockholder ("SS");(iii) the Guaranty of the PN2 of even date between VIZ and SS; (iv) the Convertible Promissory Note (the "CPN") of even date made by VIZ to Payee; (v) the Guaranty of the CPN of even date between Maker and Payee; (vi) the Convertible Promissory Note (the "CPN2") of even date made by VIZ to SS; and
(vii) the Guaranty of the CPN2 of even date between Maker and SS; or

          (h) any  material  default by VIZ of the first or second sentence of
Section 3(a) or any material default of the provisions set forth in of Section 3(b) of the Executive Employment Agreement of even date between VIZ and Payee.

then, in addition to all rights and remedies of Payee under applicable law or otherwise, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively and concurrently, at his option, Payee may declare all amounts owing under this Note, to be due and payable, whereupon the then unpaid balance hereof together with all interest accrued thereon, shall forthwith become due and payable, together with default interest accruing thereafter at 6.30% plus three percent (3%) until the indebtedness evidenced by this Note is paid in full, plus all costs and expenses of collection or enforcement hereof, including, but not limited to, attorneys' fees and expenses.

2.    Prepayment.
      ----------

          (a) Maker may prepay, at any time, the unpaid principal balance of this Note or any portion thereof, together with all accrued and unpaid interest on the amount so prepaid. Amounts so prepaid shall be applied first to Maker's obligations under this Note in respect of interest, and second, to principal.

          (b) Maker shall prepay the entire principal balance of this Note, together with all accrued and unpaid interest on the amount so prepaid, upon receiving gross proceeds of $15,000,000 or more in the aggregate commencing on November 12, 1999.

3. Offset. The obligation of Maker to make payments pursuant to this Note is subject to Vizacom's right of offset set forth in Section 9.3 of the Merger Agreement.

4.   Miscellaneous.
     -------------

          (a) Maker (i) waives diligence, notice of dishonor, demand, presentment, protest, notice of protest and notice of any kind, (ii) agrees that it will not be necessary for any holder hereof to first institute suit in order to enforce payment of this Note and (iii) consents to any one or more extensions or postponements of time of payment, release, surrender or substitution of collateral security or forbearance or other indulgence, without notice or consent.

          (b) All payments to be made to Payee under this Note shall be made into such account or accounts as the Payee may from time to time specify for that purpose.

          (c) The provisions of this Note may not be changed, modified or terminated orally, but only by an agreement in writing signed by the party to be charged, nor shall any waiver be applicable except in the specific instance for which it is given.

          (d) This Note may not be assigned without the prior written consent of the Maker.

          (e) The execution and delivery of this Note has been authorized by the Board of Directors of Maker.

          (f) This Note shall be governed by and construed, and all rights and obligations hereunder and thereunder determined, in accordance with the laws of the State of New York without regard to the conflicts of laws principles thereof and shall be binding upon the successors and assigns of Maker and inure to the benefit of the Payee, its successors, endorsees and assigns.

          (g) If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions shall in no way be affected thereby.

          (h) No delay or failure on the part of Payee to exercise any power or right shall operate as a waiver thereof, and such rights and powers shall be deemed continuous, nor shall a partial exercise preclude full exercise thereof, and no right or remedy of Payee shall be deemed abridged or modified by any course of conduct, and no waiver thereof shall be predicated thereon, nor shall failure to exercise any such power or right subject Payee to any liability.

          (i) Upon receipt by Maker of evidence and adequate indemnification by Payee reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Note, and upon

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surrender and cancellation of this Note, if mutilated,  Maker will make and deliver a new Note of like tenor, in lieu thereof.

          (j) Whenever used herein, the terms "Maker" and "Payee" shall be deemed to include their respective successors and assigns.

          (k) This Note  supercedes  any prior note issued to Payee  pursuant to
Section 4.1.2 of the Merger Agreement.


                                        PWR SYSTEMS, INC.


                                        By:
                                           -------------------------------
                                           Name:
                                           Title